UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2026
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M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
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	New York
(State or other jurisdiction of incorporation)
1-9861 (Commission File Number)		16-0968385 (I.R.S. Employer Identification Number)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 635-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series J	MTBPrJ	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series K	MTBPrK	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series L	MTBPrL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Effective for the third quarter of 2026, M&T Bank Corporation ("M&T") will make certain changes and reclassifications to Other income categories presented in its Consolidated Statement of Income. These changes, a description of which follows, will have no impact on M&T's total Other income, Income before taxes, Net income or earnings per common share.

•Trust and investment services income will be primarily comprised of Trust income and Brokerage services income which were previously reported as separate Other income categories.
•There will be no changes to Mortgage banking revenues.
•Service charges on deposit accounts will exclude debit card interchange revenues.
•Card revenues will be primarily comprised of credit card interchange and merchant discount revenue previously included in Other revenues from operations and debit card interchange revenues previously included in Service charges on deposit accounts.
•Letter of credit and other credit-related fees were previously included in Other revenues from operations.
•Capital markets and advisory revenues will include a former category, Trading account and other non-hedging derivative gains, as well as loan syndication, underwriting and advisory fees previously included in Other revenues from operations.
•There will be no changes to Gain (loss) on bank investment securities.
•Other revenues from operations will continue to include bank owned life insurance revenue, equipment operating lease income, distributions from M&T's investment in Bayview Lending Group LLC ("BLG") and other fees and revenues.

Also effective for the third quarter of 2026, M&T will begin separately presenting loans held for sale from loans held for investment in its Consolidated Balance Sheet and its Average Balance Sheet and Taxable-equivalent Rates disclosures. Accordingly, annualized taxable-equivalent rates for each impacted loan category and certain loan-based credit quality ratios will exclude loans held for sale.

As of September 28, 2026, M&T is providing unaudited supplemental historical financial information that conforms the historical financial statement presentation to the new financial statement presentation.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of M&T under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description
99.1	Unaudited Supplemental Historical Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date:	September 28, 2026	By:	/s/ Daryl N. Bible
Daryl N. Bible
Senior Executive Vice President and Chief Financial Officer